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INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL
                     GROWTH FUND

                     SEMIANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 31
Trustees and Officers ..................................................... 39

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o  information we receive from you on applications or other forms

  o  information about your transactions with us, our affiliates, or others, and

  o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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LETTER FROM THE CHAIRMAN

[Graphic Omitted]
Jeffrey L. Shames

Dear Shareholders,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

    o  Is the recession genuinely over?

    o  If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 15, 2002

(1)Source: Lipper Inc.

(2)Source: Weisenberger.

(3)For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

   The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended April 30, 2002, Class A shares of the fund provided a total return of 5.82%, Class B shares 5.42%, Class C shares 5.40%, and Class I shares 5.91%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 4.69% return over the same period for the fund's benchmark, the Morgan Stanley Capital International All Country World Free Index (the MSCI Index). The MSCI Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.57%.

Q. WHAT FACTORS INFLUENCED THE PORTFOLIO'S PERFORMANCE OVER THE PERIOD?

A. Overall, we've maintained a disciplined, conservative approach to our stock selection in light of current economic and political uncertainties. During the period, domestic and international markets experienced a powerful rally in cyclical sectors spurred by optimism for a broad-based economic recovery. These sectors, which include autos and housing, basic materials, and industrial goods and services, outperformed the broader markets during the six month period. Specifically, the rally in basic materials strongly benefited the fund due to our overweight position in this sector. While technology stocks experienced a strong rally in the fourth quarter of 2001, it did not carry over into the second half of the period and our underweighting in this sector, specifically in communications equipment and software, benefited the fund relative to our benchmark. Similarly, we were generally underweighted in large-cap pharmaceutical stocks, several of which performed poorly over the period.

Q. WHAT STOCKS HELPED PERFORMANCE? WHICH HURT?

A. The main contributors to performance over the period were cyclical stocks, including Honda Motors, Canon, and Nissan Motors. Also, many of our defensive holdings outperformed into the latter half of the period as this cyclical rally subsided. For example, energy stocks, such as BP Amoco PLC, performed strongly due in large part to continuing tensions in the Middle East. Several of our larger holdings in the consumer staples and financial services sectors also added value. We also had strong performance within the basic materials sector, specifically with Syngenta, one of our larger holdings. Within the consumer staples sector, our holdings in Diageo and Reckitt Benckiser added value. Within the leisure sector, our avoidance of Vivendi Universal, a prominent stock within our index that performed poorly over the latter half of the period, aided our relative performance. One stock that hurt the fund's performance was Tyco, whose stock price fell significantly due to market concerns over excessive short-term debt.

Q. IN WHAT AREAS HAVE YOU FOUND THE BEST OPPORTUNITIES?

A. Over the course of the period, we found opportunities in a number of areas. While we have been underweight with respect to financial services stocks, we have found more attractive opportunities in this sector. We also believe that some bank stocks will be in a good position to benefit from improvements in the overall economy. Media stocks, such as Viacom, Clear Channel, and Fox, will also be well positioned, in our view, to benefit from improving economic conditions and rising advertising rates. Health care is another sector where we have found good opportunities. We believe many of these stocks have good long-term potential, given increased demand for health care products and services. Also, stocks within the business services area, such as First Data and Concord EFS, have exhibited consistent recurring and growing revenues and represent a sector of the economy we believe has strong growth potential.

Q. WE HAVE SEEN A RECENT RALLY IN THE VOLATILE JAPANESE EQUITY MARKET. HAVE YOU FOUND NEW OPPORTUNITIES THERE?

A. A key feature of the second half of the period was the rebound in performance of the Japanese stock market and the yen as investors became more optimistic about prospects for the Japanese economy. The fund, however, did not benefit much from this performance, as we remained underweight in Japanese equities, due to what we feel are substantial structural issues embedded in the Japanese economy. On a fundmental, bottom-up basis, we have found more compelling opportunities in other parts of the world.

Q. WHAT'S YOUR STRATEGY FOR THE FUND IN THE MONTHS AHEAD?

A. We are generally more positive this year about the global economy and we hope to see an improvement over 2001. We believe that the economy has been firming, but the recovery will be gradual and potentially volatile. That said, we continue to build the fund stock by stock, while being valuation-sensitive and focused on earnings growth. While the market has rallied sharply over the last few months, we fear that in many cases these higher valuations have been driven more by momentum than real improvement in fundamentals and corporate profitability. Furthermore, we feel the political risk surrounding the Middle East has the potential to increase uncertainty within domestic and global equity markets. Given these conditions, we remain committed to a conservative, prudent strategy of choosing only those stocks that we feel offer real value and solid growth potential.

   /s/ David A. Antonelli                   /s/ John E. Lathrop
   Director of Global Equity                Portfolio Manager
   Research*

*The committee of MFS global research analysts is responsible for the day-to-day management of a portion of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

   PORTFOLIO MANAGER'S PROFILE

   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

   JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

   HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

  FUND FACTS

  OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING IN
                          SECURITIES OF COMPANIES WORLDWIDE GROWING AT RATES
                          EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE
                          OVERALL U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  NOVEMBER 18, 1993

  CLASS INCEPTION:        CLASS A  NOVEMBER 18, 1993
                          CLASS B  NOVEMBER 18, 1993
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $580.1 MILLION NET ASSETS AS OF APRIL 30, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of any dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A
                                       6 Months         1 Year         3 Years         5 Years               Life*
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Cumulative Total Return
  Excluding Sales Charge                 +5.82%        -14.83%          +3.91%         +41.06%            +105.95%
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Average Annual Total Return
  Excluding Sales Charge                   --          -14.83%          +1.29%         + 7.12%            +  8.93%
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Average Annual Total Return
  Including Sales Charge                   --          -19.73%          -0.69%         + 5.86%            +  8.17%
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CLASS B
                                       6 Months         1 Year         3 Years         5 Years               Life*
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Cumulative Total Return
  Excluding Sales Charge                 +5.42%        -15.46%          +1.61%         +36.00%            + 93.05%
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Average Annual Total Return
  Excluding Sales Charge                   --          -15.46%          +0.53%         + 6.34%            +  8.10%
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Average Annual Total Return
  Including Sales Charge                   --          -18.84%          -0.20%         + 6.09%            +  8.10%
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*For the period from the commencement of the fund's investment operations,
 November 18, 1993, through April 30, 2002.

CLASS C
                                       6 Months         1 Year         3 Years         5 Years               Life*
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Cumulative Total Return
  Excluding Sales Charge                 +5.40%        -15.49%          +1.56%         +35.85%            + 93.36%
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Average Annual Total Return
  Excluding Sales Charge                   --          -15.49%          +0.52%         + 6.32%            +  8.12%
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Average Annual Total Return
  Including Sales Charge                   --          -16.33%          +0.52%         + 6.32%            +  8.12%
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CLASS I
                                       6 Months         1 Year         3 Years         5 Years               Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                      +5.91%        -14.62%          +4.60%         +42.96%            +108.83%
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Average Annual Total Return
  (No Sales Charge)                        --          -14.62%          +1.51%         + 7.41%            +  9.11%
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*For the period from the commencement of the fund's investment operations,
 November 18, 1993, through April 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

FIVE LARGEST STOCK SECTORS

[Begin Bar Chart]

Financial Services            18.1%
Technology                    14.2%
Health Care                   12.7%
Utilities & Communications    11.0%
Leisure                        8.9%

[End Bar Chart]


TOP 10 STOCK HOLDINGS

AVENTIS S.A.  1.7%                              LLOYDS TSB GROUP PLC  1.3%
Pharmaceutical company                          Financial services company

SAMSUNG ELECTRONICS  1.6%                       BP AMOCO, PLC, ADR  1.2%
Multi-line electronics manufacturer             Oil exploration and production company

SANOFI-SYNTHELABO S.A.  1.4%                    GLAXOSMITHKLINE PLC  1.1%
Global health care and pharmaceutical company   Pharmaceutical company

VIACOM, INC.  1.3%                              HONDA MOTOR CO., LTD.  1.1%
Diversified media and entertainment company     General-purpose engine and automobile
                                                manufacturer
TELEFONOS DE MEXICO S.A., ADR  1.3%
Mexican telecommunications company              REED INTERNATIONAL PLC  1.1%
                                                Publishing company and information provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Stocks - 96.9%
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ISSUER                                                    SHARES        VALUE
--------------------------------------------------------------------------------
Foreign Stocks - 61.7%
  Australia - 1.4%
    NRMA Insurance Group Ltd. (Insurance)               1,764,160   $  3,163,573
    TABCORP Holdings Ltd. (Gaming)                        332,310      2,149,928
    The News Corp Ltd. (Media)                            394,927      2,578,362
                                                                    ------------
                                                                    $  7,891,863
--------------------------------------------------------------------------------
  Belgium - 0.5%
    Dexia (Banks and Credit Cos.)                         168,660   $  2,778,448
--------------------------------------------------------------------------------
  Bermuda - 1.0%
    Ace Ltd. (Insurance)                                   71,550   $  3,113,856
    XL Capital Ltd. (Insurance)                            27,310      2,576,699
                                                                    ------------
                                                                    $  5,690,555
--------------------------------------------------------------------------------
  Brazil - 1.5%
    Aracruz Celulose S.A. (Forest and Paper Products)     154,260   $  3,355,155
    Companhia de Bebidas das Americas, ADR (Beverages)     13,290        278,691
    Companhia Vale Do Rio Doce (Metals and Minerals)*      27,700        755,933
    Embraer-Empresa Brasileira de Aeronautica, ADR
      (Aerospace & Defense)                                31,652        728,945
    Gerdau S.A., ADR (Steel)                               38,570        512,981
    Orbotech Ltd (Electronics)*                             9,000        233,640
    Petroleo Brasileiro S.A., ADR (Oils and Gas)           93,000      2,287,800
    Souza Cruz Cia (Tobacco)                                2,800         19,260
    Ultrapar Participacoes S.A. ADR (Chemicals)            30,090        267,347
                                                                    ------------
                                                                    $  8,439,752
--------------------------------------------------------------------------------
  Canada - 2.7%
    Canadian Natural Resources Ltd. (Oil Services)         40,770   $  1,352,584
    Encana Corp. (Utilities - Gas)                         66,100      2,079,067
    Manitoba Telecom Services (Telecommunications)        125,290      2,680,218
    Manulife Financial Corp. (Insurance)                  146,660      4,264,874
    Talisman Energy Inc. (Oils)                            65,540      2,801,569
    Toronto Dominion Bank Ontario (Banks and Credit Cos.)  95,700      2,556,437
                                                                    ------------
                                                                    $ 15,734,749
--------------------------------------------------------------------------------
  Chile - 0.1%
    Banco de Chile (Banks and Credit Cos.)                 20,710   $    353,737
    Compania Cervecerias Unidas S.A., ADR (Brewery)        26,610        403,940
    Quinenco S.A., ADR (Telecommunications)*               17,470         95,952
                                                                    ------------
                                                                    $    853,629
--------------------------------------------------------------------------------
  China - 0.8%
    Beijing Datang Power Generation Co. (Electronics)   6,324,000   $  2,452,923
    Huaneng Power International, Inc. (Energy)          2,682,000      2,011,784
    Jiangsu Expressway Co. Ltd. (Transportation)        1,150,000        305,972
                                                                    ------------
                                                                    $  4,770,679
--------------------------------------------------------------------------------
  Croatia - 0.1%
    Pliva d.d., GDR (Medical and Health Products)          50,550   $    719,741
--------------------------------------------------------------------------------
  Egypt - 0.1%
    Al Ahram Beverage Co. S.A.E., GDR (Beverages)*         31,740   $    257,094
    Egypian Co. for Mobile Services (Telecommunications)   34,160        206,167
                                                                    ------------
                                                                    $    463,261
--------------------------------------------------------------------------------
  Estonia - 0.1%
    AS Eesti Telekom, GDR (Telecommunications)             37,735   $    568,172
--------------------------------------------------------------------------------
  Finland - 0.8%
    KCI Konecranes International (Electronics)             20,800   $    629,132
    Nokia Corp., ADR (Telecommunications)                 258,660      4,205,812
                                                                    ------------
                                                                    $  4,834,944
--------------------------------------------------------------------------------
  France - 6.9%
    Aventis S.A. (Pharmaceuticals)                        131,910   $  9,363,075
    BNP Paribas S.A. (Banks and Credit Cos.)*              91,030      4,752,823
    Carrefour S.A. (Supermarket)                           42,130      1,837,487
    Castorama Dubois Investissement S.A. (Retail)*         24,127      1,342,242
    Generale de Sante (Healthcare)*                       115,399      1,764,959
    Pernod Ricard Co. (Beverages)                           9,100        839,662
    Sanofi-Synthelabo S.A. (Medical & Health Products)    122,090      7,808,782
    Societe Television Francaise 1 (Entertainment)         34,237        973,917
    STMicroelectronics N.V. (Electronics)                  98,240      3,051,031
    Technip S.A. (Construction)                            28,480      4,014,864
    Total Fina Elf S.A., "B" (Oils)                        25,450      3,853,478
    Wavecom S.A. (Telecommunications)                      16,200        564,371
                                                                    ------------
                                                                    $ 40,166,691
--------------------------------------------------------------------------------
  Germany - 2.4%
    Bayerische Motoren Werke AG (Automotive)               19,500   $    772,547
    Celanese AG (Chemicals)                                46,170      1,039,056
    Fresenius AG, Preferred (Medical Supplies)             18,120      1,341,631
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                            83,395      3,641,002
    HypoVereinsbank (Banks and Credit Cos.)                37,400      1,311,349
    Linde AG (Engineering)                                 26,840      1,310,755
    Porsche AG (Automotive)                                 3,182      1,419,357
    Schering AG (Pharmaceuticals)                          47,190      2,873,802
                                                                     -----------
                                                                    $ 13,709,499
--------------------------------------------------------------------------------
  Hong Kong - 0.6%
    CNOOC Ltd. (Oils)                                     769,000   $  1,020,548
    Hong Kong & China Gas Ltd. (Oil and Gas)              763,400        954,385
    SmarTone Telecommunications Holdings, Ltd.
      (Telecommunications - Wireless)                     569,000        649,335
    Texwinca Holdings, Ltd. (Textiles)                    506,000        314,672
    Yanzhou Coal Mining Co., Ltd. (Metals and Minerals)   514,000        205,958
    Zhejiang Expressway Co., Ltd. (Construction)        1,616,000        466,220
                                                                    ------------
                                                                    $  3,611,118
--------------------------------------------------------------------------------
  Hungary - 0.1%
    Gedeon Richter Ltd., GDR (Pharmaceuticals)              6,970   $    443,747
--------------------------------------------------------------------------------
  India - 0.5%
    Hindustan Lever Ltd. (Consumer Products)              193,640   $    803,400
    Housing Development Finance Corp., Ltd. (Financial
      Services)                                            83,710      1,113,764
    ICICI Ltd. (Banks and Credit Cos.)                     56,450        318,418
    Infosys Technologies Ltd., ADR (Computer Software -
      Services)                                             6,760        419,458
    Reliance Industries Ltd. (Conglomerate)                75,800        432,113
                                                                    ------------
                                                                    $  3,087,153
--------------------------------------------------------------------------------
  Indonesia - 0.5%
    PT Telekomunikasi Indonesia (Telecommunications)    6,038,640   $  2,721,276
--------------------------------------------------------------------------------
  Ireland - 0.3%
    Irish Life & Permanent PLC (Financial Institutions)   116,300   $  1,580,869
--------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                13,200   $    239,580
    Taro Pharmaceutical Industries Ltd. (Pharmaceutical)*  40,800        895,397
                                                                    ------------
                                                                    $  1,134,977
--------------------------------------------------------------------------------
  Italy - 0.6%
    Assicurazioni Generali S.p.A. (Insurance)              81,460   $  1,966,719
    Snam Rete Gas S.p.A. (Gas)*                           613,570      1,739,858
                                                                    ------------
                                                                    $  3,706,577
--------------------------------------------------------------------------------
  Japan - 6.8%
    Aeon Credit Service Co., Ltd. (Financial Services)      7,300   $    430,281
    Asahi Breweries, Ltd. (Food & Beverage Products)      542,000      4,992,494
    Canon, Inc. (Business Machines)                        75,000      2,873,161
    Credit Saison Co. (Telecommunications)                 61,400      1,443,806
    Honda Motor Co., Ltd. (Automotive)                    133,100      5,969,446
    Namco Ltd. (Leisure)                                   31,600        639,726
    Nissan Motor Co. (Automotive)                         673,000      5,177,326
    NTT DoCoMo, Inc. (Celluar Phones)                         321        812,310
    NTT DoCoMo, Inc. (Telecommunications)*                  1,284      3,269,236
    Sega Corp. (Entertainment)*                           169,900      3,809,951
    Shiseido Co., Ltd. (Consumer Products)                240,000      2,662,929
    Stanley Electric Co., Ltd. (Electronics)              219,000      1,930,297
    Tokyo Gas Co. Ltd. (Gas)                            1,682,000      4,020,665
    UNI-Charm Corp. (Forest and Paper Products)            57,000      1,495,679
                                                                    ------------
                                                                    $ 39,527,307
--------------------------------------------------------------------------------
  Malaysia
    Resorts World Berhad (Entertainment)+                  83,000   $    229,342
--------------------------------------------------------------------------------
  Mexico - 3.7%
    America Movil S.A. De C.V., ADR (Telecommunications    23,760   $    443,124
    Cemex S.A. (Construction)                             133,376      4,228,019
    Coca-Cola Femsa S.A., ADR (Beverages)                  32,470        902,017
    Fomento Economico Mexicano S.A. (Food &
      Beverage Products)                                   19,830        948,865
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)                                     66,970      1,131,793
    Grupo Continential S.A. (Food and Beverage Products   192,560        336,111
    Grupo Financiero Bancomer, S.A. de C.V. (Finance)     458,400        455,610
    Grupo Financiero Banorte S.A. de C.V. (Finance)*       95,380        255,073
    Grupo Financiero Inbursa, S.A. de C.V. (Finance)      302,040        377,268
    Grupo Modelo S.A. de C.V. (Brewery)*                  409,160      1,109,498
    Grupo Televisa S.A., ADR (Entertainment)*              18,300        827,160
    Grupo TMM S.A. de C.V., ADR (Transportation -
      Services)                                            66,830        734,462
    Telefonos de Mexico S.A., ADR (Telecommunications)    193,925      7,338,122
    Wal-Mart de Mexico S.A. de C.V. "Series C" (Retail)    59,178        166,156
    Wal-Mart de Mexico S.A. de C.V. "Series V" (Retail)   638,415      2,136,683
                                                                    ------------
                                                                    $ 21,389,961
--------------------------------------------------------------------------------
  Netherlands - 3.9%
    Akzo Nobel N.V. (Chemicals)                            45,830   $  1,968,332
    Fugro N.V. (Engineering)*                              43,664      2,521,502
    Jomed N.V. (Medical and Health Products)*              43,780        999,050
    Koninklijke Philips Electronics N.V. (Electronics)    107,307      3,310,406
    KPN N.V. (Telecommunications)                         632,390      2,863,466
    STMicroelectronics N.V. (Electronics)                 113,020      3,479,886
    Unilever N.V. (Consumer Goods and Services)            82,580      5,315,205
    VNU N.V. (Publishing)*                                 66,211      1,996,706
                                                                    ------------
                                                                    $ 22,454,553
--------------------------------------------------------------------------------
  Norway - 0.2%
    Tandberg ASA (Telecommunications)*                     89,710   $  1,083,673
--------------------------------------------------------------------------------
  Peru
    Compania de Minas Buenaventura, ADR (Mining)            9,580   $    255,403
--------------------------------------------------------------------------------
  Philippines - 0.1%
    San Miguel Corp., "B" (Brewery)                       247,739   $   284,250
--------------------------------------------------------------------------------
  Russia - 0.9%
    JSC Mining and Smelting Company Norilsk Nickel, ADR
      (Mining)*                                            44,240   $  1,047,276
    Lukoil Oil Co., ADR (Oils)                             23,970      1,704,526
    Mobile Telesystems, ADR (Telecommunications)           37,430      1,173,431
    Rostelecom, ADR (Telecommunications)                    9,110         82,081
    YUKOS Corp., ADR (Oils)                                 9,330      1,370,208
                                                                    ------------
                                                                    $  5,377,522
--------------------------------------------------------------------------------
  Singapore - 0.5%
    United Overseas Bank Ltd. (Banks and Credit Cos.)     383,000   $  3,043,541
--------------------------------------------------------------------------------
  South Africa - 0.8%
    African Bank Investments Limited (Banks and
      Credit Cos.)                                        528,630   $    374,773
    AngloGold Ltd. (Mining)                                 9,590        523,965
    BoE Ltd. (Banks and Credit Cos.)                    1,208,920        391,965
    Impala Platinum Holdings Ltd. (Minerals)               22,050      1,442,348
    Liberty Life Association of Africa Ltd. (Insurance)    87,170        534,770
    Sappi Ltd., ADR (Forest & Paper Products)              22,020        270,857
    Sasol Ltd. (Oils)                                      72,620        775,693
    Standard Bank Investment Corp., Ltd. (Banks and
      Credit Cos.)                                        170,000        552,793
                                                                    ------------
                                                                    $  4,867,164
--------------------------------------------------------------------------------
  South Korea - 5.0%
    Daewoo Shipbuilding & Marine Engineering Co., Ltd.
      (Special Products and Services)                      61,660   $    427,394
    Hanwha Chemical Corp. (Chemicals)*                    264,250      1,142,202
    Hyundai Department Store Co., Ltd. (Retail)            17,550        556,297
    Hyundai Heavy Industries (Specail Products and
      Services)                                            35,390        817,222
    Hyundai Motor Co., Ltd. (Automotive)                   74,490      2,784,673
    Kookmin Bank (Banks and Credit Cos.)                   30,504      1,399,288
    Kookmin Credit Card Co., Ltd. (Finance)                 9,600        352,150
    Korea Exchange Bank Credit Services Co., Ltd. (Banks
      and Credit Cos.)                                     16,700        401,893
    KT Corp. (Telecommunications)                          38,793        878,661
    LG Chem Investment Ltd. (Chemicals)                    48,183        454,061
    LG Chemical Ltd. (Chemicals)                           32,995      1,004,754
    LG Petrochemical Co., Ltd. (Chemicals)                 21,160        215,885
    Pohang Iron & Steel Co. Ltd. (Construction)             3,970        397,309
    POSCO (Steel)                                          24,410        596,825
    Samsung Electronics (Electronics)                      30,880      9,187,040
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance
      - Property & Casualty)                               36,050      2,456,678
    Samsung Heavy (Construction Services)                 108,780        441,389
    SK Telecom Co., Ltd. (Telecommunications)              24,090      4,718,563
    SK Telecom Ltd., ADR (Telecommunications)              32,740        700,309
                                                                    ------------
                                                                    $ 28,932,593
--------------------------------------------------------------------------------
  Spain - 2.1%
    Banco Santander Central Hispano S.A. (Banks and
      Credit Cos.)                                        461,800   $  4,273,524
    Iberdrola S.A. (Utilities - Electric)                 105,600      1,446,830
    Inditex (Retail)*                                      98,540      2,030,474
    Telefonica, S.A. (Telecommunications)                 400,038      4,278,158
                                                                    ------------
                                                                    $ 12,028,986
--------------------------------------------------------------------------------
  Switzerland - 2.7%
    Converium Holding AG (Insurance)*                      49,500   $  2,720,149
    Givaudan S.A. (Chemicals)                               5,840      2,175,503
    Kuoni Reisen Holdings AG (Transportation)               3,900      1,262,798
    Syngenta AG (Chemicals)                                95,006      5,859,504
    Synthes-Stratec, Inc. (Medical & Health Products)       5,713      3,537,592
                                                                    ------------
                                                                    $ 15,555,546
--------------------------------------------------------------------------------
  Taiwan - 1.0%
    Ambit Microsystems Corp. (Computer Software)          109,000   $    494,310
    China Steel Corp. (Metals and Minerals)               865,000        394,772
    Formosa Plastic Corp. (Chemicals)                     290,000        340,092
    Hon Hai Precision Industry Co., Ltd (Computer
      Software - Personal Computers)                      157,000        689,312
    Nan Ya Plastic (Special Products and Services)        452,000        471,323
    Siliconware Precision Industries Co. (Electronics)* 1,026,000        969,099
    Taiwan Semiconductor Manufacturing Co., Ltd.
      (Telecommunications)*                               673,000      1,700,968
    United Microelectronics Corp. (Electronics)           630,000        964,471
                                                                    ------------
                                                                    $  6,024,347
--------------------------------------------------------------------------------
  Thailand - 0.1%
    PTT Public Co., Ltd. (Oils)                           413,800   $    284,769
    Siam Cement Public Co. Ltd. (Building Materials)       25,300        573,537
                                                                    ------------
                                                                    $    858,306
--------------------------------------------------------------------------------
  Turkey - 0.2%
    Akbank T.A.S. (Banks and Credit Cos.)             149,427,340   $    474,638
    Anadolu Efes Biracilik ve Malt Sanayii A.S.
    (Brewery)                                          20,760,310        465,478
                                                                    ------------
                                                                    $    940,116
--------------------------------------------------------------------------------
  United Kingdom - 12.5%
    Alliance & Leicester PLC (Banks and Credit Cos.)       49,200   $    664,240
    Anglo American PLC (Mining)                           286,090      4,508,274
    BP Amoco PLC, ADR (Oils)                              131,094      6,659,575
    British Sky Broadcasting Group PLC (Broadcasting)*    178,300      1,994,311
    Cadbury Schweppes (Food and Beverage)                 212,290      1,609,277
    CGNU PLC (Insurance)*                                 256,223      2,634,530
    Diageo PLC (Food & Beverage Products)*                317,982      4,218,920
    GlaxoSmithKline PLC (Pharmaceutical)                  259,690      6,278,324
    Johnston Press PLC (Printing and Publishing)          249,135      1,396,934
    Johnston Press PLC (Printing and Publishing)*          42,110        236,117
    Lloyds TSB Group PLC (Banks and Credit Cos.)*         633,750      7,282,414
    Lonmin (Metals and Minerals)                          140,655      2,392,646
    National Grid Group PLC (Telecommunications)          498,590      3,572,638
    NEXT PLC (Retail)                                     343,153      5,200,083
    Reckitt Benckiser PLC (Consumer Goods & Services)      76,610      1,355,633
    Reed International PLC (Publishing)                   608,060      5,951,084
    Royal Bank of Scotland Group PLC (Banks & Credit
      Cos.)                                               194,238      5,567,237
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*    165,190      1,224,565
    Standard Chartered PLC (Banks & Credit Cos.)          177,120      2,179,740
    Tesco PLC (Retail)*                                   339,960      1,302,159
    Vodafone Group PLC (Telecommunications)             2,559,218      4,127,921
    Vodafone Group PLC, ADR (Telecommunications)          116,134      1,881,371
                                                                    ------------
                                                                    $ 72,237,993
--------------------------------------------------------------------------------
  Venezuela
    Compania Anonima Nacional Telefonos de Venezuela,
       ADR (Telecommunications)                            12,000   $    175,680
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $358,173,983
--------------------------------------------------------------------------------
U.S. Stocks - 35.2%
  Aerospace - 0.2%
    Northrop Grumman Corp.                                 10,400   $  1,254,864
--------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                        32,160   $  1,715,093
--------------------------------------------------------------------------------
  Automotive - 0.3%
    Harley-Davidson, Inc.                                  31,720   $  1,680,843
--------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    Capital One Financial Corp.                            13,570   $    812,707
--------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Abbott Laboratories, Inc.                              69,260   $  3,736,577
    Amgen, Inc.*                                           16,030        847,666
    Genentech, Inc.*                                       13,500        479,250
                                                                    ------------
                                                                    $  5,063,493
--------------------------------------------------------------------------------
  Business Machines - 0.4%
    Affiliated Computer Services, Inc., "A"*               39,570   $  2,139,550
--------------------------------------------------------------------------------
  Business Services - 2.7%
    Automatic Data Processing, Inc.                        78,910   $  4,011,784
    BISYS Group, Inc.*                                     74,810      2,558,502
    Concord EFS, Inc.*                                    106,420      3,365,416
    First Data Corp.                                       51,960      4,130,300
    Manpower, Inc.                                         34,510      1,389,028
    Sabre Group Holding, Inc., "A"*                         7,800        362,700
                                                                    -----------
                                                                    $ 15,817,730
--------------------------------------------------------------------------------
  Cellular Phones - 0.2%
    Sprint Corp. (PCS Group)*                              98,830   $ 1,107,884
--------------------------------------------------------------------------------
  Chemicals - 0.3%
    Air Products & Chemicals, Inc.                         11,910        572,276
    Praxair, Inc.                                          16,600        947,860
                                                                    ------------
                                                                    $  1,520,136
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.3%
    Compaq Computer Corp.                                 120,400   $  1,222,060
    Dell Computer Corp.*                                   99,020      2,608,187
    Lexmark International, Inc.*                           59,050      3,530,009
                                                                    ------------
                                                                    $  7,360,256
--------------------------------------------------------------------------------
  Computer Software - 0.5%
    Oracle Corp.*                                         298,960   $ 3,001,558
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Mercury Interactive Corp.*                             14,200   $    529,234
    Microsoft Corp.*                                       43,600      2,278,536
                                                                    ------------
                                                                    $  2,807,770
--------------------------------------------------------------------------------
  Computer Software - Services - 0.9%
    SunGard Data Systems, Inc.*                            84,460   $  2,513,530
    VERITAS Software Corp.*                                99,610      2,822,947
                                                                    ------------
                                                                    $  5,336,477
--------------------------------------------------------------------------------
  Computer Software - Systems - 1.3%
    Brocade Communications Systems, Inc.*                  54,700   $  1,399,773
    Cadence Design Systems, Inc.*                          74,190      1,519,411
    EMC Corp.*                                             73,840        674,898
    Peoplesoft, Inc.*                                      68,280      1,582,047
    Rational Software Corp.*                              111,910      1,630,529
    Siebel Systems, Inc.*                                  19,710        476,785
                                                                    ------------
                                                                    $  7,283,443
--------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Co.                                   36,620   $  1,155,361
    Tyco International Ltd.                               146,950      2,711,227
                                                                    ------------
                                                                    $  3,866,588
--------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Gillette Co.                                           66,680   $  2,365,806
    Kimberly-Clark Corp.                                   22,650      1,474,968
    Philip Morris Cos., Inc.                               20,500      1,115,815
                                                                    ------------
                                                                    $  4,956,589
--------------------------------------------------------------------------------
  Electronics - 2.4%
    Analog Devices, Inc.*                                 114,880   $  4,245,965
    KLA-Tencor Corp.*                                      16,010        944,110
    Linear Technology Corp.                                60,410      2,347,532
    Maxim Integrated Products, Inc.*                       37,630      1,873,974
    Novellus Systems, Inc.*                                31,770      1,505,898
    Texas Instruments, Inc.                                89,370      2,764,214
                                                                    ------------
                                                                    $ 13,681,693
--------------------------------------------------------------------------------
  Energy - 0.1%
    Dynegy, Inc.                                           33,480   $    602,640
--------------------------------------------------------------------------------
  Entertainment - 2.9%
    AOL Time Warner, Inc.*                                 63,060   $  1,199,401
    Clear Channel Communications, Inc.*                    92,810      4,357,430
    Fox Entertainment Group, Inc.*                        125,430      2,960,148
    Viacom, Inc., "B"*                                    159,800      7,526,580
    Walt Disney Co.                                        37,100        859,978
                                                                    ------------
                                                                    $ 16,903,537
--------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    American Express Co.                                   54,880   $  2,250,629
    Citigroup, Inc.                                        86,777      3,757,444
    Freddie Mac                                            53,200      3,476,620
    Goldman Sachs Group, Inc.                              37,430      2,947,613
    Merrill Lynch & Co., Inc.                              53,980      2,263,921
    Morgan Stanley Dean Witter & Co.                       26,560      1,267,443
                                                                    ------------
                                                                    $ 15,963,670
--------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                                 88,780   $  3,352,333
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.1%
    Kellogg Co.                                            11,300   $   405,896
--------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    International Paper Co.                                31,370   $  1,299,659
--------------------------------------------------------------------------------
  Healthcare - 0.2%
    Anthem, Inc.*                                          15,400   $   ,050,280
--------------------------------------------------------------------------------
  Insurance - 2.3%
    American International Group, Inc.                     70,730   $  4,888,858
    Chubb Corp.                                            21,390      1,640,613
    MetLife, Inc.                                          93,130      3,179,458
    The St. Paul Cos., Inc.                                54,320      2,705,679
    Travelers Property Casualty Corp.                      45,000        836,550
                                                                    ------------
                                                                    $ 13,251,158
--------------------------------------------------------------------------------
  Internet
    VeriSign, Inc.*                                        33,410   $    309,043
--------------------------------------------------------------------------------
  Machinery - 0.4%
    Danaher Corp.                                          29,800   $  2,133,084
--------------------------------------------------------------------------------
  Manufacturing - 0.6%
    3M Co.                                                 27,720   $  3,487,176
-------------------------------------------------------------------------------
  Medical & Health Products - 1.6%
    Applera Corp. - Applied Biosystems Group               27,200        465,664
    Baxter International, Inc.                             20,900      1,189,210
    Eli Lilly & Co.                                        35,300      2,331,565
    Pfizer, Inc.                                          143,280      5,208,228
                                                                    ------------
                                                                    $  9,194,667
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    Discovery Partners International*                         120   $        594
    Express Scripts, Inc.*                                 19,600      1,238,916
    Genzyme Corp.*                                         59,780      2,447,393
    HEALTHSOUTH Corp.*                                    103,180      1,558,018
    IMS Health, Inc.                                       66,100      1,362,321
    Tenet Healthcare Corp.*                                34,370      2,521,727
    UnitedHealth Group, Inc.                               18,000      1,580,580
                                                                    ------------
                                                                    $ 10,709,549
--------------------------------------------------------------------------------
  Oil Services - 0.5%
    Baker Hughes, Inc.                                     11,900   $    448,392
    El Paso Corp.                                          65,120      2,604,800
                                                                    ------------
                                                                    $  3,053,192
--------------------------------------------------------------------------------
  Oils - 0.6%
    Anadarko Petroleum Corp.                               42,940   $  2,311,031
    Charter Communications, Inc.*                         151,050      1,237,099
                                                                    ------------
                                                                    $  3,548,130
--------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Wyeth                                                  87,430   $  4,983,510
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                          23,220   $    877,716
--------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Brinker International, Inc.*                           37,000   $  1,274,280
    Cendant Corp.*                                         66,120      1,189,499
                                                                    ------------
                                                                    $  2,463,779
--------------------------------------------------------------------------------
  Retail - 2.5%
    BJ's Wholesale Club, Inc.*                             19,300   $    861,359
    Costco Wholesale Corp.*                                83,880      3,371,976
    CVS Corp.                                              27,600        924,048
    Family Dollar Stores, Inc.                             42,750      1,479,150
    Home Depot, Inc.                                       40,820      1,892,823
    Kohl's Corp.*                                           9,580        706,046
    Sears, Roebuck & Co.                                   16,580        874,595
    Target Corp.                                          105,660      4,612,059
                                                                    ------------
                                                                    $ 14,722,056
--------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Amdocs Ltd.*                                           46,670   $  1,014,139
    EchoStar Communications Corp.*                        167,400      4,553,280
                                                                    ------------
                                                                    $  5,567,419
--------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    American Tower Corp., "A"*                            125,060   $    624,049
    AT&T Wireless Services, Inc.*                         160,550      1,436,923
    QUALCOMM, Inc.*                                        31,080        937,373
                                                                    ------------
                                                                    $  2,998,345
--------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.1%
    Cisco Systems, Inc.*                                  330,940   $  4,848,271
    QLogic Corp.*                                          32,770      1,497,917
                                                                    ------------
                                                                    $  6,346,188
--------------------------------------------------------------------------------
  Transportation - 0.3%
    United Parcel Service, Inc.                            25,700   $  1,543,028
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $204,172,729
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $537,432,694)                        $562,346,712
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
--------------------------------------------------------------------------------
Foreign Stocks - 0.2%
    Banco Itau S.A., Preferred (Banks and Credit Cos.) 8,108,660 $ 643,953 Companhia Siderurgica de Tubarao, Preferred
      (Steel)                                          13,697,300        165,350
    Itausa - Investimentos Itau S.A., Preferred
      (Conglomerate)                                      172,647        169,649
--------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $840,933)                   $    978,952
--------------------------------------------------------------------------------

Convertible Bond - 0.2%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)        VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 0.2%
  Telecommunications - 0.2%
    Acer Communications & Multimedia, 0s, 2006
      (Identified Cost, $855,567)                       $     858   $  1,295,580
--------------------------------------------------------------------------------

Rights
--------------------------------------------------------------------------------
                                                       SHARES
--------------------------------------------------------------------------------
    Investimentos Itausa (Conglomerate)                     4,402   $        410
    Johnston Press PLC (Printing and Publishing)*          24,574         37,579
--------------------------------------------------------------------------------
Total Rights (Identified Cost, $33,359)                             $     37,989
--------------------------------------------------------------------------------

Short-Term Obligations - 3.4%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
--------------------------------------------------------------------------------
    UBS Finance, Inc., due 5/01/02                        $11,424   $ 11,424,000
    American Express Credit Corp., due 5/01/02              1,161      1,161,000
    General Electric Co., due 5/01/02                       6,780      6,780,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 19,365,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $558,527,553)                   $584,024,233
Other Assets, Less Liabilities - (0.7)%                              (3,914,815)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $580,109,418
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $558,527,553)        $584,024,233
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    66,702,898
  Cash                                                                  763
  Foreign currency, at value (identified cost, $785,036)            789,346
  Receivable for investments sold                                 3,503,997
  Receivable for fund shares sold                                   507,986
  Dividends and interest receivable                               1,490,109
  Other assets                                                       10,881
                                                               ------------
      Total assets                                             $657,030,213
                                                               ------------
Liabilities:
  Payable for investments purchased                               8,855,770
  Payable for fund shares reacquired                              1,062,717
  Collateral for securities loaned, at value                     66,702,898
  Payable to affiliates -
    Management fee                                                   14,209
    Shareholder servicing agent fee                                   1,579
    Distribution and service fee                                      8,727
  Accrued expenses and other liabilities                            274,895
                                                               ------------
      Total liabilities                                        $ 76,920,795
                                                               ------------
Net assets                                                     $580,109,418
                                                               ============

Net assets consist of:
  Paid-in capital                                              $768,371,396
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                25,515,355
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (211,648,560)
  Accumulated net investment loss                                (2,128,773)
                                                               ------------
      Total                                                    $580,109,418
                                                               ============
Shares of beneficial interest outstanding                       38,043,906
                                                                ==========

Class A shares:
  Net asset value per share
    (net  assets  of  $337,070,735  /  21,815,533 shares of
    beneficial interest outstanding)                             $15.45
                                                                 ======
  Offering  price per share (100 / 94.25 of net asset value
    per share)                                                   $16.39
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net  assets  of  $202,404,718  /  13,512,331 shares of
    beneficial interest outstanding)                             $14.98
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $34,010,084 / 2,291,179 shares of
    beneficial interest outstanding)                             $14.84
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,623,881 / 424,863 shares of
    beneficial interest outstanding)                             $15.59
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
--------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                  $  3,496,304
    Interest                                                        265,457
    Foreign taxes withheld                                         (250,199)
    Interest income securities lending                              188,247
                                                               ------------
      Total investment income                                  $  3,699,809
                                                               ------------
  Expenses -
    Management fee                                             $  2,697,338
    Trustees' compensation                                           18,326
    Shareholder servicing agent fee                                 299,704
    Distribution and service fee (Class A)                          555,676
    Distribution and service fee (Class B)                        1,175,624
    Distribution and service fee (Class C)                          201,218
    Administrative fee                                               34,353
    Custodian fee                                                   339,275
    Printing                                                        103,171
    Postage                                                          77,422
    Auditing fees                                                    20,485
    Legal fees                                                        3,454
    Miscellaneous                                                   401,655
                                                               ------------
      Total expenses                                           $  5,927,701
    Fees paid indirectly                                            (10,476)
    Reduction of expenses by distributor                           (158,664)
                                                               ------------
      Net expenses                                             $  5,758,561
                                                               ------------
        Net investment loss                                    $ (2,058,752)
                                                               ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $(41,423,502)
    Foreign currency transactions                                  (213,195)
                                                               ------------
      Net realized loss on investments and foreign
        currency transactions                                  $(41,636,697)
                                                               ------------
  Change in unrealized appreciation -
    Investments                                                $ 76,538,277
    Translation of assets and liabilities in foreign
      currencies                                                     50,000
                                                               ------------
      Net unrealized gain on investments and foreign
        currency translation                                   $ 76,588,277
                                                               ------------
        Net realized and unrealized gain on investments
          and foreign currency                                 $ 34,951,580
                                                               ------------
          Increase in net assets from operations               $ 32,892,828
                                                               ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                      YEAR ENDED
                                                             APRIL 30, 2002                OCTOBER 31, 2001
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (2,058,752)                  $  (4,283,095)
  Net realized loss on investments and foreign currency
    transactions                                                (41,636,697)                   (160,733,690)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         76,588,277                    (114,466,714)
                                                               ------------                   -------------
    Increase (decrease) in net assets from operations          $ 32,892,828                   $(279,483,499)
                                                               ------------                   -------------
Distributions declared to shareholders -
  From net realized loss on investments and foreign
    currency transactions (Class A)                            $  --                          $ (79,188,589)

  From net realized loss on investments and foreign
    currency transactions (Class B)                               --                            (89,879,272)

  From net realized loss on investments and foreign
    currency transactions (Class C)                               --                            (12,922,547)

  From net realized loss on investments and foreign
    currency transactions (Class I)                               --                             (1,860,884)

  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                       --                             (4,154,693)

  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                       --                             (4,715,116)

  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                       --                               (677,992)

  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                       --                                (97,633)
                                                               ------------                   -------------
    Total distributions declared to shareholders               $  --                          $(193,487,726)
                                                               ------------                   -------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $(40,174,187)                  $ 156,805,902
                                                               ------------                   -------------
      Total decrease in net assets                             $ (7,281,359)                  $(316,165,323)
Net assets:
  At beginning of period                                        587,390,777                     903,556,100
                                                               ------------                   -------------
  At end of period (including accumulated net investment
    loss of $2,128,773 and $70,021, respectively)              $580,109,418                   $ 587,390,777
                                                               ============                   =============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        --------------------------------------------------------------------------
                                   APRIL 30, 2002             2001            2000            1999          1998          1997
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period     $ 14.60         $  27.51        $  23.20        $  18.27      $  20.79      $  19.09
                                          -------         --------        --------        --------      --------      --------
Income (loss) from investment operations# -
  Net investment income (loss)(S)         $ (0.02)        $  (0.03)       $   0.07        $  (0.05)     $  (0.01)     $  (0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 0.87            (6.91)           6.14            6.59         (0.41)         2.77
                                          -------         --------        --------        --------      --------      --------
      Total from investment
       operations                         $  0.85         $  (6.94)        $  6.21         $  6.54      $  (0.42)      $  2.75
                                          -------         --------        --------        --------      --------      --------

Less distributions declared to shareholders -
  From net realized gain on
   investments and foreign currency
   transactions                           $  --           $  (5.67)       $  (1.90)       $  (1.61)     $  (2.10)     $  (1.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.30)           --              --            --            --
                                          -------         --------        --------        --------      --------      --------
      Total distributions declared to
        shareholders                      $  --           $  (5.97)       $  (1.90)       $  (1.61)     $  (2.10)     $  (1.05)
                                          -------         --------        --------        --------      --------      --------
Net asset value - end of period           $ 15.45         $  14.60        $  27.51        $  23.20      $  18.27      $  20.79
                                          =======         ========        ========        ========      ========      ========
Total return(+)                              5.82%++        (30.91)%         27.22%          38.13%        (1.99)%       15.17%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                 1.58%+           1.52%           1.45%           1.48%         1.49%         1.52%
  Net investment income (loss)              (0.32)%+         (0.17)%          0.26%          (0.23)%       (0.06)%       (0.10)%
Portfolio turnover                             64%             112%            182%            146%          104%          133%
Net assets at end of period
  (000 Omitted)                          $337,071         $268,548        $389,664        $244,777      $195,194      $204,918

 (S)The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)          $  0.03         $  (0.05)       $   0.04        $  (0.07)     $  (0.03)     $  (0.04)
    Ratios (to average net assets):
     Expenses##                              1.68%+           1.62%           1.55%           1.58%         1.59%         1.62%
     Net investment income (loss)           (0.42)%+         (0.27)%          0.16%          (0.33)%       (0.16)%       (0.20)%

  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   APRIL 30, 2002             2001            2000            1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period     $ 14.21         $  26.87        $  22.73        $  18.06      $  20.56      $  18.87
                                          -------         --------        --------        --------      --------      --------
Income (loss) from investment operations# -
  Net investment loss                    $  (0.08)        $  (0.16)       $  (0.14)       $  (0.20)     $  (0.16)     $  (0.17)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 0.85            (6.74)           6.04            6.48         (0.40)         2.76
                                          -------         --------        --------        --------      --------      --------
      Total from investment
        operations                        $  0.77         $  (6.90)        $  5.90         $  6.28      $  (0.56)      $  2.59
                                          -------         --------        --------        --------      --------      --------

Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                          $  --             $(5.47)         $(1.76)         $(1.61)       $(1.94)       $(0.90)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.29)           --              --            --            --
                                          -------         --------        --------        --------      --------      --------

      Total distributions declared to
        shareholders                      $  --           $  (5.76)       $  (1.76)       $  (1.61)     $  (1.94)     $  (0.90)
                                          -------         --------        --------        --------      --------      --------
Net asset value - end of period           $ 14.98         $  14.21        $  26.87        $  22.73      $  18.06      $  20.56
                                          =======         ========        ========        ========      ========      ========
Total return                                 5.42%++        (31.39)%         26.26%          37.12%        (2.70)%       14.30%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.33%+           2.27%           2.20%           2.23%         2.24%         2.28%
  Net investment loss                       (1.12)%+         (0.92)%         (0.47)%         (0.99)%       (0.81)%       (0.87)%
Portfolio turnover                             64%             112%            182%            146%          104%          133%
Net assets at end of period
  (000 Omitted)                          $202,405         $268,518        $442,368        $330,542      $259,345      $308,692

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED        ---------------------------------------------------------------------
                                   APRIL 30, 2002             2001            2000            1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period     $ 14.08         $  26.74        $  22.64        $  17.99      $  20.49      $  18.85
                                          -------         --------        --------        --------      --------      --------
Income (loss) from investment operations# -
  Net investment loss                    $  (0.08)        $  (0.16)       $  (0.11)       $  (0.20)     $  (0.16)     $  (0.17)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                 0.84            (6.70)           5.99            6.46         (0.40)         2.75
                                          -------         --------        --------        --------      --------      --------
      Total from investment
       operations                         $  0.76         $  (6.86)       $   5.88        $   6.26      $  (0.56)      $  2.58
                                          -------         --------        --------        --------      --------      --------

Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                          $  --           $  (5.51)       $  (1.78)       $  (1.61)     $  (1.94)     $  (0.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.29)           --              --            --            --
                                          -------         --------        --------        --------      --------      --------

      Total distributions declared to
        shareholders                      $  --           $  (5.80)       $  (1.78)       $  (1.61)     $  (1.94)     $  (0.94)
                                          -------         --------        --------        --------      --------      --------
Net asset value - end of period           $ 14.84         $  14.08        $  26.74        $  22.64      $  17.99      $  20.49
                                          -------         --------        --------        --------      --------      --------
Total return                                 5.40%++        (31.45)%         26.28%          37.15%        (2.73)%       14.27%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.33%+           2.27%           2.20%           2.23%         2.24%         2.25%
  Net investment loss                       (1.14)%          (0.92)+         (0.39)%         (0.99)%       (0.83)%       (0.85)%
Portfolio turnover                             64%             112%            182%            146%          104%          133%
Net assets at end of period
  (000 Omitted)                           $34,010          $44,241         $62,520         $26,120       $19,149       $24,662

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                                                                                 PERIOD ENDED
                        SIX MONTHS ENDED        ---------------------------------------------------------         OCTOBER 31,
                          APRIL 30, 2002               2001            2000            1999          1998               1997*
                             (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                 CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning
  of period                       $14.71            $ 27.71          $23.33          $18.32        $20.84              $18.34
                                  ------            -------          ------          ------        ------              ------

Income (loss) from
investment operations# -
  Net investment income
    (loss)                        $(0.01)           $  0.01          $ 0.15          $ --          $ 0.04              $ 0.04
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                0.89              (6.97)           6.19            6.62         (0.40)               2.46
                                  ------            -------          ------          ------        ------              ------
      Total from investment
        operations                $ 0.88            $ (6.96)         $ 6.34          $ 6.62        $(0.36)             $ 2.50
                                  ------            -------          ------          ------        ------              ------

Less distributions declared
  to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions         $ --              $ (5.74)         $(1.96)         $(1.61)       $(2.16)               --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                    --                (0.30)           --              --            --                  --
                                  ------            -------          ------          ------        ------              ------
      Total distributions
        declared to
        shareholders              $ --              $ (6.04)         $(1.96)         $(1.61)       $(2.16)               --
                                  ------            -------          ------          ------        ------              ------
Net asset value - end of
 period                           $15.59            $ 14.71          $27.71          $23.33        $18.32              $20.84
                                  ======            =======          ======          ======        ======              ======
Total return                        5.91%++          (30.77)%         27.56%          38.55%        (1.64)%             13.58%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                        1.33%+             1.27%           1.20%           1.23%         1.24%               1.21%+
  Net investment income            (0.08)+             0.08%           0.50%           0.01%         0.19%               0.20%+
Portfolio turnover                    64%               112%            182%            146%          104%                133%
Net assets at end of period
  (000 Omitted)                   $6,624             $6,085          $9,003          $7,272        $5,445              $6,550

 *For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Growth Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $64,617,518. These loans were collateralized by U.S. Treasury securities of $953,491 and cash of $66,702,898 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                    SHARES             AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      66,702,898         $66,702,898

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                      OCTOBER 31, 2001          OCTOBER 31, 2000
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                     $ 66,381,566               $ 8,780,322
    Long-term capital gain               127,106,160                40,039,146
                                        ------------               -----------
Total distributions paid                $193,487,726               $48,819,468
                                        ============               ===========

As of October 31, 2001, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward                   $(159,427,826)
          Unrealized gain                                14,937,555

Foreign Capital Gains Tax - Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

For federal income tax purposes, the capital loss carryforward of $159,427,826 may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

      First $1 billion of average net assets                       0.90%
      Average net assets in excess of $1 billion                   0.75%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $3,714 for the period ended April 30, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,114 for the period ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,679 for the period ended April 30, 2002. Fees incurred under the distribution plan during the period ended April 30, 2002, were 25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,399 and $27,431 for Class B and Class C shares, respectively, for the period ended April 30, 2002. Fees incurred under the distribution plan during the period ended April 30, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2002, were $13,556, $106,710 and $1,623 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $367,370,171 and $400,791,105, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $558,527,553
                                                                 ------------
Gross unrealized appreciation                                    $ 66,529,204
Gross unrealized depreciation                                     (41,051,079)
                                                                 ------------
    Net unrealized appreciation                                  $ 25,478,125
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                ----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          7,869,598       $ 121,883,629        14,011,059       $ 271,206,918
Shares issued to shareholders
  in reinvestment of
  distributions                          --                 --             3,833,508          75,865,178
Shares reacquired                   (4,447,836)        (68,799,748)      (13,616,053)       (263,784,465)
                                    ----------       -------------       -----------       -------------
    Net increase                     3,421,762       $  53,083,881         4,228,514       $  83,287,631
                                    ==========       =============       ===========       =============

Class B shares
                                   SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                ----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                          1,035,928      $   15,576,493         3,182,337       $  59,026,819
Shares issued to shareholders
  in reinvestment of
  distributions                          --                 --             4,078,959          79,049,707
Shares reacquired                   (6,424,302)        (96,593,610)       (4,820,965)        (83,292,302)
                                    ----------      --------------        ----------       -------------
    Net increase (decrease)         (5,388,374)     $  (81,017,117)        2,440,331       $  54,784,224
                                    ==========      ==============        ==========       =============

Class C shares
                                   SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                ----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            303,568      $    4,538,421         1,732,461       $  32,669,977
Shares issued to shareholders
  in reinvestment of
  distributions                          --                 --               581,544          11,171,460
Shares reacquired                   (1,154,435)        (16,958,714)       (1,510,381)        (26,835,216)
                                    ----------      --------------        ----------       -------------
    Net increase (decrease)           (850,867)     $  (12,420,293)          803,624       $  17,006,221
                                    ==========      ==============        ==========       =============

Class I shares
                                   SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                ----------------------------------   -----------------------------------
                                        SHARES              AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             35,599          $  556,415            56,565        $    998,564
Shares issued to shareholders
  in reinvestment of
  distributions                          --                 --                98,318           1,958,491
Shares reacquired                      (24,265)           (377,073)          (66,298)         (1,229,229)
                                       -------          ----------           -------        ------------
    Net increase                        11,334          $  179,342            88,585        $  1,727,826
                                       =======          ==========           =======        ============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $2,725 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

(7) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to November 1, 2001 the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $6,237 increase in cost of securities and a corresponding $6,237 decrease in net unrealized appreciation, based on securities held by the fund on November 1, 2001.

MFS(R) GLOBAL GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VIII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55)                       ABBY M. O'NEILL (born 04/27/28) Trustee
Trustee, Chairman and President Massachusetts            Private investor; Rockefeller Financial Services,
Financial Services Company, Chairman and Chief           Inc. (investment advisers), Chairman and Chief
Executive Officer                                        Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Chairman       President (since August 2000); UAM Fund Services,
and Chief Executive Officer                              Senior Vice President (prior to August 2000)

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Secretary and Assistant Clerk                            Massachusetts Financial Services Company, Vice
Massachusetts Financial Services Company, Senior         President (since September 1996)
Vice President and Associate General Counsel
                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
MARK E. BRADLEY (born 11/23/59) Assistant                Massachusetts Financial Services Company, Senior
Treasurer                                                Vice President
Massachusetts Financial Services Company, Vice
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John E. Lathrop+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
DIRECTOR OF GLOBAL EQUITY RESEARCH                       with a Telecommunications Device for the Deaf).
David A. Antonelli+
                                                         For share prices, account balances, exchanges or
CUSTODIAN                                                stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call                WORLD WIDE WEB
your investment professional or, for an                  www.mfs.com
information kit, call toll free:
1-800-637-2929
any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

+ MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                      ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                               MWF-3  06/02  77M  09/209/309/809